Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Distillate Small/Mid Cash Flow ETF (DSMC)
the (“Fund”)
May 31, 2024

Supplement to the Prospectus dated January 31, 2024

The following replaces the disclosure, in its entirety, found in the first paragraph under the heading “Principal Investment Strategy” on page 14 of the Fund’s prospectus:
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities of small- and mid-capitalization companies. The Fund considers companies whose market capitalization, at the time of purchase, places them in the lowest 12.5% of the total market capitalization of the U.S. equity market to be small-cap and mid-cap companies. Under these market capitalization guidelines, based on market capitalization data as of May 30, 2024, the market capitalization of such a company would be equal to or less than $13,743 million. This threshold will change due to market conditions.

Please retain this Supplement with your Prospectus for future reference.